Exhibit 99.1

Press Release

Firstwave Signs Agreements with M1 Global
for Co-Development, OEM Distribution and Outsourcing

Adaptable Customer Business Processes Become a Reality

ATLANTA, GA — October 10, 2005 — Firstwave Technologies, Inc. (NASDAQ: FSTW), announced today it has signed formal agreements for the co-development, distribution, support and sales of products with M1 Global Solutions, Inc., an Atlanta-based technology company. “We believe that this expanded strategic relationship with M1 Global should create substantial value for our customers, shareholders and employees,” said Richard Brock, CEO of Firstwave Technologies.

“There is an accelerating adoption of internet protocol (IP) technologies with enterprise customer processes and services. This will profoundly impact customer expectations. Our customers’ customers will quickly expect to conduct business whenever, wherever and however they prefer utilizing processes that are tailored to their needs,” said Richard Brock, CEO of Firstwave Technologies. Brock added, “We recognize that supporting this convergence will be critically important to our customers and company. Pooling our resources with M1 Global fulfills our vision of enabling companies of all sizes to model, deploy and manage dynamic, multi-channel customer business processes to optimize profitability and deliver a better customer experience at every step in the customer value chain.”

According to Craig Mento, President of M1 Global, “It is no secret that monolithic CRM applications have had limited success, as exemplified in Oracle’s acquisition of Siebel. CRM is not a ‘do-it-once’ implementation; it is a dynamic process that must continually adapt to rapidly changing customer and market pressures. Bundling Firstwave’s products and expertise with M1 Global’s Business Convergence Platform will enable clients to adapt their customer-facing interactions and processes quickly and economically; creating real competitive advantage. We are very excited about the offering and the enormous need it fills.”

Michael McChesney, Chairman and Founder of M1 Global, commented, “Since our inception, we have followed a course of developing comprehensive tools and capabilities to enable our clients to implement a multi-channel, client-centric business process without big up front investments. We innovate where we clearly add value, and partner selectively with proven companies that matter to our target market segments. This relationship with Firstwave is a great fit.”

Under the terms of the agreement, both Firstwave and M1 Global are contributing to the ongoing development, maintenance and support of Firstwave products. Customers will be able to procure Firstwave’s products from either channel and newly developed M1 Global products through M1 Global.

Basic Terms of the Transactions:

1.
M1 Global has licensed the Firstwave CRM database schema (the relational database tables on which the business applications are built). This allows M1 Global to develop its future products addressing this shared database schema which facilitates seamless integration.

2.
Firstwave is outsourcing its Professional Services and Support functions to M1 Global. Under the terms of this three year agreement, M1 Global has agreed to support the current Firstwave customers and products. “The advantage to Firstwave and its customers is immediate and substantial.  The Firstwave customers now have a development organization of over 50 developers devoted to building leading edge solutions for their requirements. We will be continuing the product roadmap we announced to our customers in May. Additionally, since Firstwave anticipates a reduction in force as a result of this outsourcing agreement and M1 Global intends to offer employment to those former Firstwave support and development personnel, Firstwave customers should experience improvement, without disruption, in their support and Professional Services,” said Richard Brock.

3.
M1 Global will be a non-exclusive reseller of Firstwave products. The OEM/Outsourcing Agreement provides for a commission of 33% to Firstwave on Firstwave products licensed through the M1 Global channel. “Based upon several factors, Firstwave has not been able to profitably sell a significant number of new licenses in recent quarters. With our limited capital and substantial overhead, we did not expect to see a dramatic improvement in those sales through our traditional channels. With the significantly increased human and financial resources that will be applied to the sale of our product as an integral part of the M1 Global offering, we believe we will see an improved level of new license sales,” said Brock.

Financial Impact on Firstwave Technologies, Inc.

Firstwave’s Board of Directors believes that this approach will contribute toward improving shareholder value over the next several years. Management believes that this significant reduction of Firstwave’s fixed expenses in return for percentages of top line revenue (33% of licenses, 20% of professional services, 100% of base maintenance and 65% of maintenance over certain thresholds) should substantially improve cash flow over the next several years, beginning possibly as early as first quarter of next year. “With the remaining development and administrative staff, and me as CEO, Firstwave will support the M1 Global channel sales as well as continue to pursue other OEM/Reseller relationships in an effort to generate more revenues from the Firstwave intellectual property. When Firstwave achieves an improved balance sheet and positive cash flows, we may consider using our stock currency to make strategic investments in other companies that we believe would be in the best interests of the company and its shareholders,” said Brock.

About Firstwave
Firstwave® Technologies, Inc. is a global provider of strategic CRM solutions specifically designed for “capturing the story so far” in sales and customer support applications. Firstwave’s solutions provide companies with fit-to-purpose features that optimize how companies win, maintain and grow customer and organizational relationships while improving the overall customer experience. With 20 years of experience in CRM, Firstwave’s legacy of CRM best practices and Customer-First Commitment has earned the Company numerous industry awards and accolades. Firstwave is headquartered in Atlanta, Georgia. For more information, visit the Company's web site at www.firstwave.net or call 1-800-540-6061.

About M1 Global Solutions
M1 Global provides an On Demand platform for modeling, deployment and management of dynamic, multi-channel customer business processes. M1’s Business Convergence PlatformTM insulates users from the complexity of building and managing interactions across all communication channels throughout the enterprise, delivering call control, voice and web self-service, e-mail, fax, chat, and collaboration over a carrier-class On Demand delivery infrastructure. Business users direct the infrastructure with a powerfully simple drag-and-drop visual modeling tool, creating composite applications that orchestrate even complex business processes and interactions across the extended enterprise. A privately held Atlanta-based company, M1 Global is committed to giving forward-looking enterprises, contact centers, solution providers and entrepreneurs the ability to unleash the power of a WebTone to deliver a better customer experience, improve business flexibility and shorten time-to-market.

### NOTE: Except for historical information contained herein, the matters set forth in this communication are “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by words such as will, expect, intends, believe, anticipates, should and words of similar meaning. Firstwave Technologies, Inc. (the “Company”) notes that the forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, such as potential fluctuations in quarterly results due to delays in purchase decisions and other adverse market conditions, whether the parties will be able to successfully launch a combined product offering and develop any significant customer following from the alliance described in this release, whether the Company will be able to continue diversification of its revenues, competition and technological developments, the Company’s capital requirements and other liquidity concerns, the Company's ability to continue to comply with NASDAQ listing requirements, and the size, timing, and contractual terms of orders, and also the risks and uncertainties discussed under the caption “Certain Factors Affecting Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (“SEC”), which discussions are incorporated herein by this reference. The information set forth herein is provided as of the date hereof. The Company does not assume, and expressly disclaims, any duty or obligation to update any of the information presented herein with respect to its consolidated operations or anticipated performance in 2005 or beyond.

Contact:
Judi Vitale
CFO
Firstwave Technologies, Inc.
770-431-1206
judiv@firstwave.net

Clinton P Gary
Director of Marketing
M1 Global Solutions, Inc.
770-431-1214
cgary@m1global.com

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